SMITH BARNEY WORLD FUNDS, INC. - EMERGING MARKETS PORTFOLIO

Supplement dated November 6, 1998 to Prospectus dated February 27, 1998



The following information supersedes the first paragraph of the "Management of the Fund - Portfolio Management" section set forth in the Prospectus dated February 27, 1998 for the Emerging Markets Portfolio (the "Portfolio") of Smith Barney World Funds, Inc. (the "Fund").


	A team of international equity portfolio managers is responsible for the day to day operations of the Portfolio, including making all investment decisions.








FD  01569  11/98
















u:\legal\funds\sbwf\1998\secdocs\stk1198.doc